Exhibit 77Q1(e) to ACGF 01.31.2008 NSAR


     1. Management Agreement effective August 1, 2007 between American Century Growth Funds, Inc. and American Century Investment Management, Inc., Filed as
Exhibit 99 D to Form 485B Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A 11/28/07, effective 12/01/07, and incorporated herein by reference.